




                                                                  EXHIBIT 10.13

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

                                    ---------------------------------------------------
                                                         BORROWER

SUNTRUST                            PINNACLE FINANCIAL PARTNERS, INC.                           COMMERCIAL

                                                                                               VARIABLE RATE
                                                                                               REVOLVING OR

SunTrust Bank                                                                                    DRAW NOTE
Nashville, TN  37230-5110           3401 WEST END AVENUE, SUITE 306
(615) 748-4000     "LENDER"         NASHVILLE, TN  37203
                                    TELEPHONE NO.         IDENTIFICATION NO.

                                                               62-1812853

-------------------- -------------- --------------- ---------------- ------------------ ------------ ---------------
      OFFICER          INTEREST       PRINCIPAL         FUNDING        MATURITY DATE     CUSTOMER         LOAN
  IDENTIFICATION         RATE           AMOUNT      AGREEMENT DATE                        NUMBER         NUMBER
                                     CREDIT LINE
-------------------- -------------- --------------- ---------------- ------------------ ------------ ---------------
       00229           VARIABLE     $1,500,000.00      06/28/00          12/31/00
-------------------- -------------- --------------- ---------------- ------------------ ------------ ---------------
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Purpose:  PAY OFF LOAN AT OTHER BANK AND COVER COST INCCURRED WITH ORGANIZING DE NOVO BANK

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

PROMISE TO PAY: For value received, Borrower promises to pay to the order of Lender the principal amount of ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 Dollars ($1,500,000.00 ) or, if less, the aggregate unpaid principal amount of all loans or advances made by the Lender to the Borrower under this Note, plus interest on the unpaid principal balance at the rate and in the manner described below, until all amounts owing under this Note are paid in full. All amounts received by Lender shall be applied first to any unpaid late charges and expenses, then to accrued, unpaid interest, and then to unpaid principal or in any other order as determined by Lender, in Lender's sole discretion, as permitted by law.

REVOLVING OR DRAW FEATURE: /X/ This Note possesses a revolving feature. Upon satisfaction of the conditions set forth in this Note, Borrower shall be entitled to borrow up to the full principal amount of the Note and to repay and reborrow from time to time during the term of this Note. / / This Note possesses a draw feature. Upon satisfaction of the conditions set forth in this Note, Borrower shall be entitled to draw one or more times under this Note. Any repayment may not be reborrowed. The aggregate amount of such draws shall not exceed the full principal amount of this Note.

Information with regard to any loans or advances under this Note shall be recorded and maintained by Lender in its internal records and such records shall be conclusive of the principal and interest owed by Borrower under this Note unless there is a material error in such records. The Lender's failure to record the date and amount of any loan or advance shall not limit or otherwise affect the obligations of the Borrower under this Note to repay the principal amount of the loans or advances together with all interest accruing thereon. Borrower shall be entitled to inspect or obtain a copy of the records during Lender's business hours.

CONDITIONS FOR ADVANCES: If no Event of Default has occurred under this Note, Borrower shall be entitled to borrow monies under this Note (subject to the limitations described above) under the following conditions:

INTEREST RATE: This Note has a variable rate feature. The interest on this Note may change from time to time if the Index Rate identified below changes. Interest shall be computed on the basis of THE ACTUAL NUMBER OF DAYS OVER 360 DAYS per year. Interest on this Note shall be calculated and payable at a variable rate equal to 0.000% per annum OVER the Index Rate. The initial interest rate on this Note shall be 9.500 % per annum. Any change in the interest rate resulting from a change in the Index Rate will be effective on:

     each day of the Index Rate changes

RATE LIMITATIONS: Subject to applicable law, the minimum interest rate on this Note shall be N/A % per annum. The maximum interest rate on this Note shall not exceed 24.000% per annum, or if less, or if a maximum rate is not indicated, the maximum interest rate Lender is permitted to charge by law. The maximum rate increase at any one time will be N/A %. The maximum rate decrease at any one time will be N/A %.

INDEX RATE:  :  The Index Rate for this Note shall be:

    the rate of interest from time to time designated by the Lender as its "Prime Rate," which rate is not necessarily the Lender's best or lowest rate of interest.

If the Index Rate is redefined or becomes unavailable, then Lender may select another index which is substantially similar.

DEFAULT RATE: If there is an Event of Default under this Note, the Lender may, in its discretion, increase the interest rate on this Note to: 24.00% or the maximum interest rate Lender is permitted to charge by law, whichever is less. PAYMENT SCHEDULE: Borrower shall pay the principal and interest according to the following schedule:

    Interest only payments beginning July 28, 2000 and continuing at monthly time intervals thereafter. A final payment of the unpaid principal balance plus accrued interest is due and payable on December 31, 2000.

PREPAYMENT: This note may be prepaid in part or in full on or before its maturity date. If this Note contains more than one installment, any partial prepayment will not affect the due date or the amount of any subsequent installment, unless agreed to, in writing, by Borrower and Lender. If this
Note is prepaid in full, there will be: : /X/ No minimum finance charge. :
/ / A minimum finance charge of $_______________________.

LATE CHARGE: If a payment is received more than 15 days late, Borrower will be charged a late charge of: : / / _______% of the unpaid payment: : /X/ $100.00 or 5.00% of the unpaid payment, whichever is : / / greater : /X/ less.

COLLATERAL To secure the payment and performance of obligations incurred under this Note, Borrower grants Lender a security interest in all of Borrower's right, title, and interest in all monies, instruments, savings, checking and other accounts of Borrower (excluding IRA, Keogh, trust accounts and other accounts subject to tax penalties if so assigned) that are now or in the future in Lender's custody or control. : / / If checked, the obligations under this Note are also secured by the collateral described in any security instrument(s) executed in connection with this Note, and any collateral described in any other security instrument(s) securing this Note or all of Borrower's obligations to Lender.

RENEWAL: : / / If checked, this Note is a renewal, but not a satisfaction, of Loan Number _______________________.

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THE PERSONS SIGNING BELOW ACKNOWLEDGE THAT THEY HAVE READ, UNDERSTAND, AND AGREE
TO THE TERMS AND CONDITIONS OF THIS NOTE, INCLUDING THE PROVISIONS ON THE
REVERSE SIDE, AND FURTHER ACKNOWLEDGE RECEIPT OF AN EXACT COPY OF THIS NOTE.

Dated:  June 28, 2000
BORROWER: PINNACLE FINANCIAL                       BORROWER: PINNACLE FINANCIAL
          PARTNERS, INC.                                     PARTNERS, INC.

BY:   /S/  M. TERRY TURNER                         BY:   /S/ HUGH M. QUEENER
--------------------------                         -------------------------
M. TERRY TURNER                                    HUGH M. QUEENER
PRESIDENT/CEO                                      CHIEF ADMIN. OFFICER
BORROWER                                           BORROWER

--------------------------                         -------------------------
BORROWER:                                          BORROWER

--------------------------                         -------------------------

                                                                  EXHIBIT 10.13

                              TERMS AND CONDITIONS

1. EVENTS OF DEFAULT. An Event of Default will occur under this Note in the event that Borrower, any guarantor or any other third party pledging collateral to secure this Note:

(a) fails to make any payment on this Note or any other indebtedness to Lender when due:

(b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Note, any security instrument, or any other present or future written agreement regarding this or any other indebtedness of Borrower to Lender;

(c) provides or causes any false or misleading signature or representation to be provided to Lender;

(d) sells, conveys, or transfers rights in any collateral securing this Note without the written approval of Lender; destroys, loses or damages such collateral in any material respect; or subjects such collateral to seizure, confiscation or condemnation.

(e) has a garnishment, judgment, tax levy, attachment or lien entered or served against Borrower, any guarantor, or any third party pledging collateral to secure this Note or any of their property;

(f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, fails to pay debts as they become due, or becomes the subject of any bankruptcy, insolvency or debtor relief proceeding; fails to provide Lender evidence of satisfactory financial condition;

(g) has a majority of its outstanding voting securities sold, transferred or conveyed to any person or entity other than any person or entity that has

(h) the majority ownership as of the date of the execution of this Note; or causes Lender to deem itself insecure due to a significant decline in the value of any real or personal property securing payment of this Note, or

(i) Lender in good faith, believes the prospect of payment or performance is impaired.

2. RIGHTS OF LENDER ON EVENT OF DEFAULT. If there is an Event of Default under this Note, Lender will be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

(a) to declare the principal amount plus accrued interest under this Note and all other present and future obligations of Borrower immediately due and payable in full, such acceleration shall be automatic and immediate in the Event of Default is a filing under the Bankruptcy Code;

(b) to collect the outstanding obligations of Borrower with or without resorting to judicial process;

(c) to cease making advances under this Note or any other agreement between Borrower and Lender;

(d)  to take possession of any collateral in any manner permitted by law;

(e) to require Borrower to deliver and make available to Lender any collateral at a place reasonably convenient to Borrower and Lender;

(f) to sell, lease or otherwise dispose of any collateral and collect any deficiency balance with or without resorting to legal process;

(g) to set-off Borrower's obligations against any amounts due to Borrower including, but not limited to, monies, instruments, and deposit accounts maintained with Lender; and

(h) to exercise all other rights available to Lender under any other written agreement or applicable law.
Lender's rights are cumulative and may be exercised together; separately, and in order. Lender's remedies under this paragraph are in addition to those available at common law, including, but not limited to, the right of set-off.

3. DEMAND FEATURE. : / / If checked, this Note contains a demand feature. Lender's right to demand payment, at any time, and from time to time, shall be in Lender's sole and absolute discretion, whether or not any default has occurred.

4. FINANCIAL INFORMATION. Borrower will at all times keep proper books of record and account in which full, true and correct entries shall be made in accordance with generally accepted accounting principles and will deliver to Lender, within ninety (90) days after the end of each fiscal year of Borrower, a copy of the annual financial statements of Borrower relating to such fiscal year, such statements to include (i) the balance sheet of Borrower as at the end of such fiscal year and (ii) the related income statement, statement of retained earnings and statement of cash flow of Borrower for such fiscal year, prepared by such certified public accountants as may be reasonably satisfactory to Lender. Borrower also agrees to deliver to Lender within fifteen (15) days after filing same, a coy of Borrower's income tax returns and also, from time to time, such other financial information with respect to Borrower as Lender may request.

5. MODIFICATION AND WAIVER. The modification or waiver of any of Borrower's obligations or Lender's rights under this Note must be contained in a writing signed by Lender. Lender may perform any of Borrower's obligations or delay or fail to exercise any of its rights without causing a wavier of those obligations or rights. A wavier on one occasion will not constitute a waiver on any other occasion. Borrower's obligations under this Note shall not be affected if Lender extends, increases, amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any co-borrower or guarantor or any of its rights against any co-borrower, guarantor, the collateral or any of the property securing the obligations.

6. SEVERABILITY. If any provision of this Note is invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

7. ASSIGNMENT. Borrower agrees not to assign any of Borrower's rights, remedies or obligations described in this Note without the prior written consent of Lender, which consent may be withheld by Lender in its sole discretion. Borrower agrees that Lender is entitled to assign some or all of its rights and remedies described in this Note without notice to or the prior consent of Borrower.

8. NOTICE. Any notice or other communication to be provided to Borrower or Lender under this Note shall be in writing and sent to the parties at the addresses described in this Note or such other address as the parties may designate in writing from time to time.

9. APPLICABLE LAW. This Note shall be governed by the laws of the state of Tennessee. Unless applicable law provides otherwise, Borrower consents to the jurisdiction and venue of any court located in Tennessee selected by Lender, in its discretion, in the event of any legal proceeding under this Note.

10. COLLECTION COSTS. To the extent permitted by law, Borrower agrees to pay on demand Lender's reasonable fees and costs, including, but not limited to, fees and costs of attorneys and other agents (including without limitation paralegals, clerks and consultants), whether or not such attorney or agent is an employee of Lender, which are incurred by Lender in collecting any amount due or enforcing or protecting any right or remedy under this Note, whether or not suit is brought, including, but not limited to, all fees and costs incurred on appeal, in bankruptcy, and for post-judgment collection actions.

11. MISCELLANEOUS. This Note is being executed primarily for commercial, agricultural, or business purposes. Time is of the essence in the performance of this agreement. Borrower agrees to make all payments to Lender at any address designated by Lender and in lawful United States currency. Borrower and any person who endorses this Note waives presentment, demand for payment, notice of dishonor and protest and further waives any right to require Lender to proceed against anyone else before proceeding against Borrower or said person. All references to Borrower in this Note shall include all of the parties signing this Note, and this Note shall be binding upon the heirs, personal representatives, successors and assigns of Borrower and Lender. If there is more than one Borrower their obligations under this Note shall be joint and several. Information concerning this Note may be reported to credit reporting agencies and will be made available when requested by proper legal process. This Note represents the complete and integrated understanding between Borrower and Lender regarding the terms hereof.

12. JURY TRIAL, WAIVER, LENDER AND BORROWER HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY CIVIL ACTION ARISING OUT OF, OR BASED UPON, THIS NOTE OR THE COLLATERAL SECURING THIS NOTE.

13.  ADDITIONAL TERMS: [NONE]

                                    GUARANTY

1.   FOR VALUE RECEIVED, and in consideration of any extension of credit form
     --------------------------------------------------------------------------
                                SUN TRUST                                (Bank)
     ------------------------------------------------------------------
     to:                        PINNACLE FINANCIAL PARTNERS, INC. .
     ---------------------------------------------------------------------------

     hereinafter called the (Borrower), the undersigned hereby guarantee(s) prompt payment when due or at any time thereafter of any and all indebtedness or obligations upon which the Borrower now is or may hereafter, at any time and from time to time, and for any one or more purposes, become obligated or bound to said Bank, of every kind and character, direct or indirect, absolute or contingent, and whether such indebtedness is from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred, or whether said obligations arise with our without notice to Guarantor, and whether by reason of loans, overdrafts or other extensions of credit made by or with the consent of said Borrower, together with the unpaid accrued interest thereon.

2. This Guaranty, is, and is intended to be, an absolute, unconditional and continuing guaranty which shall not be affected by any act or thing whatsoever except as herein provided, and which shall be independent of and in addition to any other guaranty, endorsement or collateral held by Bank with respect to any or all of the indebtedness to the Bank covered hereby. This Guaranty shall remain in full force and effect as to any indebtedness owed by Borrower to Bank at any time even though the initial credit or any subsequent credit extended has been paid. The undersigned, or any of the undersigned, may give to any Bank officer notice in writing of cancellation of this Guaranty, which cancellation notice is effective only when acknowledged in writing by the Bank officer to whom given. The obligation of any of the undersigned or any other Guarantor who shall not have given notice of cancellation shall, as to all indebtedness created, incurred or arising after the giving of such notice, remain and continues as if the Guarantors who have not given notice of cancellation had been the only persons signing this Guaranty. It is understood however, that no termination or cancellation of said Guaranty, whether by lapse of time or as a result of notice, shall relieve the parties hereto of any liability or any indebtedness incurred by Borrower or committed or promised by the Bank prior to the time of said termination or cancellation.

3. No modification, amendment or waiver of any provision of this Guaranty shall be effective unless in writing and subscribed by a duly authorized officer of Bank. The Bank shall have the right, without affecting the undersigned's obligations hereunder, and without demand or notice, from time to time: (a) to release any one or more of the undersigned or any other Guarantor in whole or in part without in any way impairing or affecting its right against the other or others; (b) to extend, increase, renew, accelerate or otherwise change the time for payment, (with or without the use of new notes or amendments) the terms of or the interest on any part or all of the indebtedness; (c) to receive, exchange or release any collateral from any party securing payment of the indebtedness or any part thereof; and (d) to collect first and to exercise its rights of setoffs against any asset of Borrower for any indebtedness of Borrower to the Bank not covered by this Guaranty, if any such indebtedness shall exist because of limitations of paragraph 6. Subrogation rights or any other rights of any kind of the undersigned against the Borrower, if any, shall not become available hereunder until all of the indebtedness is paid in full. The undersigned also agree to pay all costs and expenses of Bank in attempting to collect the indebtedness due from Borrower and in enforcing this Guaranty, including, but not limited to, reasonable attorney's fees. This guaranty shall inure to the benefit of the Bank, its successors in interest and assigns and shall be binding upon the heirs, executors, administrators, and successors and assigns, of the undersigned, each of whom does hereby expressly waive all types of notice relative to this Guaranty and of any of the Borrower's transactions, including demand, notice or protest of any note, draft or other items on which said Borrower may be bound or liable for payment.

4. The undersigned are jointly and severally liable; and the Bank may enforce this obligation against any one or more of them whenever the indebtedness hereby secured becomes due or at any time thereafter without being first required to proceed against the principal obligor or to realize upon any collateral security for the debt. The failure of any other person to sign this or another Guaranty shall not release any of the undersigned and discontinuance of this or another Guaranty as to one of the undersigned shall not operate as a discontinuance as to any other Guarantor.

5. In the event of the death of any Guarantor the obligation of the deceased shall continue in full force and effect against his estate as to all indebtedness which shall have been created or incurred by the Borrower or committed or promised by the Bank (whether evidenced by notes, executed before or after such death or in any other manner) prior to the time when the Bank shall have received notice in writing of such death; and the executor or administrator of such estate shall be obligated and authorized to pay such debt and, if acceptable to the Bank, to execute renewal guaranties or endorsements, from time to time, with respect to any unpaid portion. Further, this Guaranty shall continue in full force as a Guaranty by the surviving Guarantors as if such Guarantors had been the only persons who guaranteed said indebtedness.

6. Unless specific indebtedness is described, in the space below, the indebtedness covered hereby shall have the unlimited meaning provided in paragraphs 1 and 2; but if the space below is filled in, such covered indebtedness shall be limited to the extent set forth below, together with all renewals or extensions of such indebtedness, or any part thereof:

7.   Other (describe) ---------------------------------------------------------
                      "Limited to principal and accrued interest on $1,500,000
                      ---------------------------------------------------------
                       line of credit note date
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                               JUNE ___, 2000, AND ANY EXTENSIONS OR RENEWALS."
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EXECUTED this _______ day of                                  , 19________.
                             ---------------------------------

WITNESSES                                                        GUARANTOR(S)
--------------------------                          -------------------------
--------------------------                          -------------------------
Bank Officer